UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2014

PURAMED BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	00-52771	20-5510104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1326 Schofield Avenue
Schofield, WI 54476
       (Address of principal executive offices)

(715) 359-6373
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

As a result of Puramed Bioscience, Inc. (the “Company”) having effected the change in its domicle from Minnesota to Nevada (the “Domicile Change”), each outstanding share of stock of Puramed Bioscience, Inc., a Minnesota corporation, has been automatically converted into one share of Puramed Bioscience, Inc., a Nevada corporation. Each outstanding certificate representing Common Stock of Puramed Bioscience, Inc., a Minnesota corporation, is now deemed, without any action by the stockholder, to represent the same number of shares of Puramed Bioscience, Inc., a Nevada corporation. Stockholders do not need to exchange their stock certificates as a result of the Domicile Change.

Prior to the effective time of the Domicile Change, our corporate affairs were governed by the corporate laws of Minnesota. As a result of the Domicile Change, holders of stock of Puramed Bioscience, Inc., a Minnesota corporation, are now holders of stock of Puramed Bioscience, Inc., a Nevada corporation, and their rights as holders are governed by the Nevada Revised Statutes and the Articles of Incorporation and Amended and Restated Bylaws, which are filed as Exhibits 3.2 and 3.6 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Nevada corporate law will now be applicable in the determination of the rights of our stockholders. Please see the discussion entitled Changes from Minnesota to Nevada Law in the Proxy Statement filed with the Securities and Exchange Commission on August 12, 2014 for a summary of all of the material terms of the charter documents and laws of the two states as they pertain to stockholder rights.

The foregoing description of the Domicile Change is intended to be a summary and is qualified in its entirety by reference to the exhibits filed herewith, all of which are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Item 3.03 is hereby incorporated by reference.

On October 7, 2014, the Financial Industry Regulatory Authority (FINRA) effected in the marketplace (i) the Domicile Change and (ii) a 1-for-40 reverse stock split.  On October 3, 2014, the Company filed with the Nevada Secretary of State Articles of Amendment to its Articles of Incorporation (the “Amendment”) to finalize the Company’s previously announced 1-for-40 reverse stock split (the “Reverse Split”).

On October 9, 2014, the Board of Directors of the Company adopted the Amended and Restated Bylaws to reflect, among other things, the Domicile Change, filed as Exhibit 3.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item. 8.01 Other Items

Item 5.03 is hereby incorporated by reference.

As of October 7, 2014, as a result of the Reverse Split, each 40 shares of the Company’s common stock outstanding automatically converted into one share of common stock.  No fractional shares will be issued in connection with the Reverse Split. Instead, any fractional share resulting from the Reverse Split will be rounded up to the next largest whole share.

The Company’s shares will continue to trade on the OTC Marketplace under the symbol “PMBS” with the letter “D” added to the end of the trading symbol for a period of 20 trading days to indicate that the Reverse Split has occurred.

The Reverse Split has no impact on shareholders’ proportionate equity interests or voting rights in the Company or the par value of the Company’s common stock, which remains unchanged.

Item 9.01 Financial Statements and Exhibits

The following exhibit is attached as part of this report:

Exhibit No.	Description

3.1	Articles of Domestication, filed with the Nevada Secretary of State on September 26, 2014*
3.2	Articles of Incorporation, filed with the Nevada Secretary of State on September 26, 2014*
3.3	Intent to Dissolve, filed with the Minnesota Secretary of State on October 1, 2014*
3.4	Articles of Dissolution, filed with the Minnesota Secretary of State on October 1, 2014*
3.5	Certificate of Amendment to Articles of Incorporation, filed with the Nevada Secretary of State on October 3, 2014*
3.6	Amended and Restated Bylaws*
* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURAMED BIOSCIENCE, INC.

October 10, 2014	By:	/s/ Russell W. Mitchell
Name: Russell W. Mitchell
Title: Chief Executive Officer/Chief Financial Officer